POSTRETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
POSTRETIREMENT BENEFIT PLANS
NOTE 13. POSTRETIREMENT BENEFIT PLANS
PENSION BENEFITS AND RETIREE HEALTH AND LIFE BENEFITS. We sponsor a number of pension and retiree health and life insurance benefit plans that we present in three categories, principal pension plans, other pension plans and principal retiree benefit plans. Smaller pension plans with pension assets or obligations that have not reached $50 million and other retiree benefit plans are not presented. In this Note, information is as of a December 31 measurement date for these plans and forward looking statements reflect the impact of the GE HealthCare separation (Separation), including the legal split of certain postretirement benefit plans into three separate plans and the transfer of certain postretirement liabilities to GE HealthCare. In connection with the Separation, net liabilities of approximately $4.0 billion associated with GE's postretirement benefit plans, including a portion of the principal pension plans, other pension plans and the principal retiree benefit plans, were transferred to GE HealthCare. See Note 28 for more information regarding the Separation. The amounts that remain with GE following the Separation are shown as continuing operations in the aggregate rather than for each remaining split plan.

DESCRIPTION OF OUR PLANS
Plan Category		Participants	Funding	Comments
Principal Pension Plans	GE Pension Plan	Covers U.S. participants ~177,000 retirees and beneficiaries, ~82,500 vested former employees and ~23,000 active employees	Our funding policy is to contribute amounts sufficient to meet minimum funding requirements under employee benefit and tax laws. We may decide to contribute additional amounts beyond this level.
Closed to new participants since 2012. Benefits for ~20,000 employees with salaried benefits were frozen effective January 1, 2021, and thereafter these employees receive increased company contributions in the company sponsored defined contribution plan in lieu of participation in a defined benefit plan (announced October 2019).

	GE Supplementary Pension Plan	Provides supplementary benefits to higher-level, longer-service U.S. employees	Unfunded. We pay benefits from company cash.
The annuity benefit has been closed to new participants since 2011 and has been replaced by an installment benefit (which was closed to new executives after 2020). Benefits for ~700 employees who became executives before 2011 were frozen effective January 1, 2021, and thereafter these employees accrue the installment benefit.

Other Pension Plans(a)	41 U.S. and non-U.S. pension plans with pension assets or obligations that have reached $50 million	Covers ~58,000 retirees and beneficiaries, ~48,500 vested former employees and ~14,000 active employees	Our funding policy is to contribute amounts sufficient to meet minimum funding requirements under employee benefit and tax laws in each country. We may decide to contribute additional amounts beyond this level. We pay benefits for some plans from company cash.	In certain countries, benefit accruals have ceased and/or have been closed to new hires as of various dates.
Principal Retiree Benefit Plans	Provides health and life insurance benefits to certain eligible participants	Covers U.S. participants ~151,500 retirees and dependents and ~21,500 active employees	We fund retiree health benefits on a pay-as-you-go basis and the retiree life insurance trust at our discretion.	Participants share in the cost of the healthcare benefits.
(a) Plans that reach $50 million are not removed from the presentation unless part of a disposition or plan termination.

FUNDING STATUS BY PLAN TYPE	Benefit Obligation		Fair Value of Assets		Deficit/(Surplus)
	2022	2021	2022	2021	2022	2021
Principal Pension Plans:
GE Pension Plan (subject to regulatory funding)	$48,134	$65,073	$44,993	$60,990	$3,141	$4,083
GE Supplementary Pension Plan (not subject to regulatory funding)	5,457	7,226	—	—	5,457	7,226
	53,591	72,299	44,993	60,990	8,598	11,309
Other Pension Plans:
Subject to regulatory funding	12,078	19,698	14,512	22,280	(2,434)	(2,582)
Not subject to regulatory funding	1,838	2,558	151	210	1,687	2,348
Principal retiree benefit plans (not subject to regulatory funding)	3,304	4,308	10	42	3,294	4,266

Total plans subject to regulatory funding	60,212	84,771	59,505	83,270	707	1,501
Total plans not subject to regulatory funding	10,599	14,092	161	252	10,438	13,840
Total plans	70,811	98,863	59,666	83,522	11,145	15,341
Less: discontinued operations	23,513	32,720	19,291	26,937	4,222	5,783
Total plans - continuing operations	$47,298	$66,143	$40,375	$56,585	$6,923	$9,558

Effective January 1, 2023, certain postretirement benefit plans were legally split or allocated. The HealthCare plans were transferred to GE HealthCare in connection with the Separation. The Power and Renewable Energy (will be part of GE Vernova) and Aerospace plans remain with GE. Below is the funding status of the plans.

FUNDING STATUS BY PLAN TYPE at January 1, 2023	Benefit Obligation	Fair Value of Assets	Deficit/(Surplus)
HealthCare:
GE HealthCare Pension Plan	$15,968	$14,860	$1,108
GE HealthCare Supplementary Pension Plan	2,033	—	2,033
Other pension plans	4,363	4,431	(68)
Principal retiree benefit plans	1,149	—	1,149
	23,513	19,291	4,222
Power and Renewable Energy:
GE Energy Pension Plan	10,068	9,594	474
GE Energy Supplementary Pension Plan	510	—	510
Other pension plans	6,124	6,393	(269)
Principal retiree benefit plans	801	—	801
	17,503	15,987	1,516
Aerospace:
GE Aerospace Pension Plan	22,098	20,539	1,559
GE Aerospace Supplementary Pension Plan	2,914	—	2,914
Other pension plans	3,429	3,839	(410)
Principal retiree benefit plans	1,354	10	1,344
	29,795	24,388	5,407
Total plans	$70,811	$59,666	$11,145

FUNDING. The Employee Retirement Income Security Act (ERISA) determines minimum funding requirements in the U.S. No contributions were required or made for the GE Pension Plan during 2022 or 2021 and based on our current assumptions, we do not anticipate having to make additional required contributions in the near future. On an ERISA basis, our estimate is that the GE Pension Plan was 92.8% and 107.3% funded for 2022 and 2021, respectively. The GAAP funded status is 93.5% and 93.7% for 2022 and 2021, respectively.

Post Separation, we expect to pay approximately $230 million for benefit payments in total under our GE Energy Supplementary Pension Plan and GE Aerospace Supplementary Pension Plan and administrative expenses of our remaining principal pension plans and expect to contribute approximately $100 million to other remaining pension plans in 2023. We fund retiree health benefits on a pay-as-you-go basis and the retiree life insurance trust at our discretion. Post Separation, we expect to contribute approximately $230 million in 2023 to fund such benefits.

ACTIONS. Pension benefits for approximately 2,700 United Kingdom (UK) participants have been frozen effective January 1, 2022. In addition, pension benefits for approximately 800 Canadian participants will be frozen effective December 31, 2023. These transactions were reflected as a curtailment loss in 2021 upon announcement.

COST OF OUR BENEFITS PLANS	2022			2021			2020
AND ASSUMPTIONS	Principal pension	Other pension	Principal retiree benefit	Principal pension	Other pension	Principal retiree benefit	Principal pension	Other pension	Principal retiree benefit
Components of expense (income)
Service cost - operating	$221	$86	$39	$237	$233	$44	$657	$243	$59
Interest cost	2,069	398	108	1,951	383	103	2,350	422	150
Expected return on plan assets	(3,142)	(967)	—	(3,049)	(1,194)	—	(2,993)	(1,082)	(11)
Amortization of net loss (gain)	1,422	101	(115)	3,483	403	(79)	3,399	434	(82)
Amortization of prior service cost (credit)	5	(8)	(235)	28	(3)	(236)	146	1	(234)
Curtailment / settlement loss (gain)	—	(6)	—	—	76	—	—	12	—
Non-operating	$354	$(482)	$(242)	$2,413	$(335)	$(212)	$2,902	$(213)	$(177)
Net periodic expense (income)	$575	$(396)	$(203)	$2,650	$(102)	$(168)	$3,559	$30	$(118)
Less: discontinued operations	199	(109)	(80)	885	(8)	(61)	1,173	27	(44)
Continuing operations - net periodic expense (income)	$376	$(287)	$(123)	$1,765	$(94)	$(107)	$2,386	$3	$(74)
Weighted-average benefit obligations assumptions
Discount rate	5.53%	4.59%	5.43%	2.94%	1.93%	2.64%	2.61%	1.44%	2.15%
Compensation increases	3.07	2.44	3.12	3.05	2.35	2.63	2.95	3.06	2.82
Initial healthcare trend rate(a)	N/A	N/A	6.40	N/A	N/A	5.70	N/A	N/A	5.90
Weighted-average benefit cost assumptions
Discount rate	2.94	1.93	2.64	2.61	1.44	2.15	3.36	1.97	3.05
Expected rate of return on plan assets	6.00	4.80	—	6.25	5.69	1.25	6.25	6.10	7.00
(a) For 2022, ultimately declining to 5% for 2030 and thereafter.

We expect 2023 net periodic benefit income post Separation to be about $1,350 million, which is an increase of approximately $1,315 million in income from 2022. The increase is primarily due to the applicable discount rates. The components of net periodic benefit costs, other than the service cost component, are included in Non-operating benefit cost (income) in our Statement of Earnings (Loss).

PLAN FUNDED STATUS AND AMOUNTS RECORDED IN ACCUMULATED OTHER COMPREHENSIVE LOSS (INCOME)
	2022						2021
	Principal pension		Other pension		Principal retiree benefit		Principal pension		Other pension		Principal retiree benefit
Change in benefit obligations
Balance at January 1	$72,299		$22,256		$4,308		$76,298		$24,658		$5,019
Service cost	221		86		39		237		233		44
Interest cost	2,069		398		108		1,951		383		103
Participant contributions	14		19		54		15		24		60
Plan amendments	—		—		—		—		(1)		—
Actuarial loss (gain) - net	(17,281)	(a)	(6,282)	(a)	(778)	(a)	(2,448)	(a)	(1,561)	(a)	(446)
Benefits paid	(3,731)		(920)		(438)		(3,754)		(998)		(472)
Curtailments	—		—		—		—		(74)		—
Dispositions/acquisitions/other - net	—		—		11		—		(188)		—
Exchange rate adjustments	—		(1,641)		—		—		(220)		—
Balance at December 31	$53,591	(b)	$13,916		$3,304	(c)	$72,299	(b)	$22,256		$4,308	(c)
Change in plan assets
Balance at January 1	$60,990		$22,490		$42		$58,843		$21,506		$134
Actual gain (loss) on plan assets	(12,605)		(5,334)		—		5,559		1,602		41
Employer contributions	325		209		352		327		594		279
Participant contributions	14		19		54		15		24		60
Benefits paid	(3,731)		(920)		(438)		(3,754)		(998)		(472)
Dispositions/acquisitions/other - net	—		—		—		—		(138)		—
Exchange rate adjustments	—		(1,801)		—		—		(100)		—
Balance at December 31	$44,993		$14,663		$10		$60,990		$22,490		$42
Funded status - surplus (deficit)	$(8,598)		$747		$(3,294)		$(11,309)		$234		$(4,266)
Amounts recorded in Statement of Financial Position
Continuing operations:
Non-current assets - other	$—		$1,747		$—		$—		$1,968		$—
Current liabilities - other	(214)		(55)		(222)		(219)		(46)		(236)
Non-current liabilities - compensation and benefits	(5,243)		(1,013)		(1,923)		(6,967)		(1,527)		(2,531)
Discontinued operations:
Non-current assets	—		844		—		—		930		—
Current and non-current liabilities	(3,141)		(776)		(1,149)		(4,123)		(1,091)		(1,499)
Net amount recorded	$(8,598)		$747		$(3,294)		$(11,309)		$234		$(4,266)
Amounts recorded in Accumulated other comprehensive loss (income)
Prior service cost (credit)	$(113)		$(42)		$(1,677)		$(109)		$(52)		$(1,912)
Net loss (gain)	(5,710)		1,787		(1,705)		(2,754)		2,012		(1,042)
Total recorded in Accumulated other comprehensive loss (income)	$(5,823)		$1,745		$(3,382)		$(2,863)		$1,960		$(2,954)
(a)Principally associated with discount rate changes.
(b)The benefit obligation for the GE Supplementary Pension Plan, which is an unfunded plan, was $5,457 million and $7,226 million at December 31, 2022 and 2021, respectively.
(c)The benefit obligation for retiree health plans was $1,991 million and $2,548 million at December 31, 2022 and 2021, respectively.

ASSUMPTIONS USED IN CALCULATIONS. Our defined benefit pension plans are accounted for on an actuarial basis, which requires the selection of various assumptions, including a discount rate, a compensation assumption, an expected return on assets, mortality rates of participants and expectation of mortality improvement.

Projected benefit obligations are measured as the present value of expected benefit payments. We discount those cash payments using a discount rate. We determine the discount rate using the weighted-average yields on high-quality fixed-income securities with maturities that correspond to the payment of benefits. Lower discount rates increase present values and generally increase subsequent-year pension expense; higher discount rates decrease present values and generally reduce subsequent-year pension expense.

The compensation assumption is used to estimate the annual rate at which pay of plan participants will grow. If the rate of growth assumed increases, the size of the pension obligations will increase, as will the amount recorded in AOCI in our Statement of Financial Position and amortized into earnings in subsequent periods.
The expected return on plan assets is the estimated long-term rate of return that will be earned on the investments used to fund the benefit obligations. To determine the expected long-term rate of return on pension plan assets, we consider our asset allocation, as well as historical and expected returns on various categories of plan assets. In developing future long-term return expectations for our principal benefit plans’ assets, we formulate views on the future economic environment, both in the U.S. and abroad. We evaluate general market trends and historical relationships among a number of key variables that impact asset class returns such as expected earnings growth, inflation, valuations, yields and spreads, using both internal and external sources. We also take into account expected volatility by asset class and diversification across classes to determine expected overall portfolio results given our asset allocation. Based on our analysis, we have assumed a 6.00% and 6.25% long-term expected return on the GE Pension Plan assets for cost recognition in 2022 and 2021, respectively. For 2023 cost recognition, based on GE Pension Trust assets at December 31, 2022, we have assumed a 7.00% long-term expected return.

The Society of Actuaries issued new mortality improvement tables during 2021 that were used to update mortality assumptions in the U.S. These changes in assumptions increased the December 31, 2021 U.S. pension and retiree benefit plans' obligations by $278 million.

The healthcare trend assumptions primarily apply to our pre-65 retiree medical plans. Most participants in our post-65 retiree plan have a fixed subsidy and therefore are not subject to healthcare inflation.

We evaluate these critical assumptions at least annually on a plan and country-specific basis. We periodically evaluate other assumptions involving demographics factors such as retirement age and turnover, and update them to reflect our actual experience and expectations for the future. Actual results in any given year will often differ from actuarial assumptions because of economic and other factors. Differences between our actual results and what we assumed are recorded in AOCI each period. These differences are amortized into earnings over the remaining average future service of active participating employees or the expected life of inactive participants, as applicable. For the principal pension plans, gains and losses are amortized using a straight-line method with a separate layer for each year’s gains and losses. For most other pension plans and principal retiree benefit plans, gains and losses are amortized using a straight-line or a corridor amortization method.

SENSITIVITIES TO KEY ASSUMPTIONS. Fluctuations in discount rates can significantly impact pension cost and obligations. Post Separation, we would expect that a 25 basis point decrease in discount rate would increase our principal pension plan cost in the following year by approximately $85 million and would also expect an increase in the principal pension plan projected benefit obligation at year-end by approximately $885 million. The deficit sensitivity to the discount rate would be lower than the projected benefit obligation sensitivity as a result of the liability hedging program incorporated in the asset allocation. Post Separation, a 50 basis point decrease in the expected return on assets would increase principal pension plan cost in the following year by approximately $170 million.

THE COMPOSITION OF OUR PLAN ASSETS. The fair value of our pension plans' investments is presented below. The inputs and valuation techniques used to measure the fair value of these assets are described in Note 1 and have been applied consistently.

	2022		2021
	Principal pension	Other pension	Principal pension	Other pension
Global equities	$3,918	$1,097	$7,778	$3,589
Debt securities
Fixed income and cash investment funds	4,918	6,506	7,665	10,527
U.S. corporate(a)	8,715	382	10,324	468
Other debt securities(b)	7,853	443	7,331	492
Real estate	1,486	53	2,510	89
Private equities and other investments	1,245	364	1,515	943
Total	28,135	8,845	37,123	16,108
Plan assets measured at net asset value
Global equities	$3,285	$1,029	$9,517	$1,172
Debt securities	3,469	1,024	5,269	1,287
Real estate	1,624	1,976	1,408	2,126
Private equities and other investments	8,480	1,789	7,673	1,797
Total plan assets at fair value	$44,993	$14,663	$60,990	$22,490
(a)Primarily represented investment-grade bonds of U.S. issuers from diverse industries.
(b)Primarily represented investments in residential and commercial mortgage-backed securities, non-U.S. corporate and government bonds and U.S. government, federal agency, state and municipal debt.
Plan assets that were measured at fair value using NAV as a practical expedient were excluded from the fair value hierarchy. GE Pension Plan investments with a fair value of $2,255 million and $3,872 million at December 31, 2022 and 2021, respectively, were classified within Level 3 and primarily relate to private equities and real estate. The remaining investments were substantially all considered Level 1 and 2. Investments with a fair value of $6,759 million and $12,377 million at December 31, 2022 and 2021, respectively, were classified within Level 1 and primarily relate to global equities and cash. Investments with a fair value of $18,606 million and $20,942 million at December 31, 2022 and 2021, respectively, were classified within Level 2 and primarily relate to debt securities. Other pension plans investments with a fair value of $81 million and $138 million at December 31, 2022 and 2021, respectively, were classified within Level 3 and primarily relate to private equities and real estate. The remaining investments were substantially all considered Level 1 and 2. Investments with a fair value of $841 million and $1,312 million at December 31, 2022 and 2021, respectively, were classified within Level 1 and primarily relate to global equities and cash. Investments with a fair value of $7,580 million and $13,802 million at December 31, 2022 and 2021, respectively, were classified within Level 2 and primarily relate to debt securities. Principal retiree benefit plan investments have a fair value of $10 million and $42 million at December 31, 2022 and 2021, respectively. There were no Level 3 principal retiree benefit plan investments held in 2022 and 2021.

ASSET ALLOCATION OF PENSION PLANS	2022 Target allocation		2022 Actual allocation
	Principal Pension	Other Pension (weighted average)	Principal Pension	Other Pension (weighted average)
Global equities	14.0 - 34.0%	17%	16%	14%
Debt securities (including cash equivalents)	31.0 - 81.5	60	55	57
Real estate	1.0 - 10.0	8	7	14
Private equities & other investments	6.0 - 30.0	15	22	15

Plan fiduciaries set investment policies and strategies for the GE Pension Trust and oversee its investment allocation, which includes selecting investment managers and setting long-term strategic targets. The plan fiduciaries' primary strategic investment objectives are balancing investment risk and return and monitoring the plan’s liquidity position in order to meet near-term benefit payment and other cash needs. The plan has incorporated de-risking objectives and liability hedging programs as part of its long-term investment strategy and utilizes a combination of long-dated corporate bonds, treasuries, strips and derivatives to implement its investment strategies as well as for hedging asset and liability risks. Target allocation percentages are established at an asset class level by plan fiduciaries. Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.

GE securities represented 0.7% and 0.6% of the GE Pension Trust assets at December 31, 2022 and 2021, respectively. The GE Pension Trust has a broadly diversified portfolio of investments in equities, fixed income, private equities and real estate; these investments are both U.S. and non-U.S. in nature.

ANNUALIZED RETURNS	1 year	5 years	10 years	25 years
GE Pension Plan	(20.5)%	2.7%	5.4%	5.8%

EXPECTED FUTURE BENEFIT PAYMENTS OF OUR BENEFIT PLANS(a)	Principal pension	Other pension	Principal retiree benefit
2023	$2,545	$600	$240
2024	2,570	585	230
2025	2,585	590	220
2026	2,595	600	210
2027	2,605	615	210
2028-2032	12,950	3,170	905
(a) Benefit payments are reflected on a post-Separation basis.

DEFINED CONTRIBUTION PLAN. We have a defined contribution plan for eligible U.S. employees that provides employer contributions which were $444 million, $418 million and $318 million for the years ended December 31, 2022, 2021, and 2020, respectively. Post Separation, employer contributions for continuing operations were $322 million, $299 million, and $235 million for the years ended December 31, 2022, 2021, and 2020, respectively.

COST OF POSTRETIREMENT BENEFIT PLANS AND CHANGES IN OTHER COMPREHENSIVE INCOME
For the years ended December 31	2022			2021			2020
(Pre-tax)	Principal pension	Other pension	Principal retiree benefit	Principal pension	Other pension	Principal retiree benefit	Principal pension	Other pension	Principal retiree benefit
Cost (income) of postretirement benefit plans	$575	$(396)	$(203)	$2,650	$(102)	$(168)	$3,559	$30	$(118)
Changes in other comprehensive loss (income)
Prior service cost (credit) - current year	—	—	—	—	(1)	—	—	27	(7)
Net loss (gain) - current year	(1,533)	(128)	(778)	(4,959)	(2,104)	(488)	1,124	529	119
Reclassifications out of AOCI
Curtailment/settlement gain (loss)	—	6	—	—	(68)	—	—	(3)	—
Dispositions	—	—	—	—	(68)	—	—	(166)	—
Amortization of net gain (loss)	(1,422)	(101)	115	(3,483)	(403)	79	(3,399)	(434)	82
Amortization of prior service credit (cost)	(5)	8	235	(28)	3	236	(146)	(1)	234
Total changes in other comprehensive loss (income)	(2,960)	(215)	(428)	(8,470)	(2,641)	(173)	(2,421)	(48)	428
Cost (income) of postretirement benefit plans and changes in other comprehensive loss (income)	$(2,385)	$(611)	$(631)	$(5,820)	$(2,743)	$(341)	$1,138	$(18)	$310